             AmeriCredit Automobile Receivables Trust 1998-A
                   Class A-1 5.560% Asset Backed Notes
                Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 5.880% Asset Backed Notes
                   Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     05/01/98
Monthly Period Ending:        05/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                              $410,592,699
                                                                                                       ------------
     B.   Purchase of Subsequent Receivables                                                                      0
                                                                                                       ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                at end of period                                                          10,630,021
                                                                                          ----------
          (2)  Collections on Receivables paid off
                during period                                                              1,984,510
                                                                                          ----------
          (3)  Receivables becoming Liquidated Receivables
                during period                                                              1,302,288
                                                                                          ----------
          (4)  Receivables becoming Purchased Receivables
                during period
                                                                                          ----------
          (5)  Cram Down Losses occurring during period
                                                                                          ----------
          (6)  Other Receivables adjustments                                                (265,449)
                                                                                          ----------
          (7)  Less amounts allocable to Interest                                         (6,676,504)
                                                                                          ----------
           Total Monthly Principal Amounts                                                                6,974,866
                                                                                                       ------------
     D.   End of period Aggregate Principal Balance                                                    $403,617,833
                                                                                                       ------------
                                                                                                       ------------
     E.   Pool Factor                                                                                    94.968904%
                                                                                                       ------------
                                                                                                       ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                            Class A-1      Class A-2      Class A-3        TOTAL
                                                            ---------      ---------      ---------        -----
     A.   Beginning of period Note Balance                 $75,749,608   $200,000,000   $128,000,000   $403,749,608
                                                           --------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount        6,974,866              0              0      6,974,866
     C.   Noteholders' Accelerated Principal Amount          3,322,508              0              0      3,322,508
     D.   Accelerated Payment Amount Shortfall                  61,480              0              0         61,480
     E.   Note Prepayment Amount                                     0              0              0              0
     F.   Deficiency Claim Amount                                    0              0              0              0
                                                           --------------------------------------------------------

     G.   End of period Note Balance                       $65,390,754   $200,000,000   $128,000,000   $393,390,754
                                                           --------------------------------------------------------
                                                           --------------------------------------------------------
     H.   Note Pool Factors                                 67.413148%    100.000000%    100.000000%     92.562530%
                                                           --------------------------------------------------------
                                                           --------------------------------------------------------

                                       1

     RECONCILIATION OF PRE-FUNDING ACCOUNT:
III.
     A.   Beginning of period Pre-Funding Account balance                                                        $0
                                                                                                       ------------
     B.   Purchase of Subsequent Receivables                                                       0
                                                                                         -----------
     C.   Investment Earnings                                                                    246
                                                                                         -----------
     D.   Investment Earnings Transfer to Collections Account                                   (246)
                                                                                         -----------
     E.   Payment of Mandatory Prepayment Amount                                                   0
                                                                                         -----------
                                                                                                                  0
                                                                                                       ------------
     F.   End of period Pre-Funding Account balance                                                              $0
                                                                                                       ------------
                                                                                                       ------------
     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
IV.
     A.   Total Monthly Principal Amounts                                                                $6,974,866
                                                                                                       ------------
     B.   Required Pro-forma Security Balance                                            363,256,050
                                                                                         -----------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
           Principal Amounts)                                                            396,774,742
                                                                                         -----------
     D.   Step-down Amount (B.- C.)                                                                               0
                                                                                                       ------------
     E.   Principal Distributable Amount  (A.- D.)                                                       $6,974,866
                                                                                                       ------------
                                                                                                       ------------
     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

V.   A.   Beginning of period Capitalized Interest Account balance                                               $0
                                                                                                       ------------
     B.   Monthly Capitalized Interest Amount                                                      0
                                                                                         -----------
     C.   Investment Earnings                                                                     16
                                                                                         -----------
     D.   Investment Earnings Transfer to Collections Account                                    (16)
                                                                                         -----------
     E.   Payment of Overfunded Capitalized Interest Amount                                        0
                                                                                         -----------
     F.   Payment of Remaining Capitalized Interest Account                                        0
                                                                                         -----------
                                                                                                                  0
                                                                                                       ------------
     G.   End of period Capitalized Interest Account balance                                                     $0
                                                                                                       ------------
                                                                                                       ------------
     RECONCILIATION OF COLLECTION ACCOUNT:

VI.  A.   Available Funds:

          (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                                            $12,614,531
                                                                                         -----------
          (2)  Liquidation Proceeds collected
                during period                                                                561,869
                                                                                         -----------
          (3)  Purchase Amounts deposited in Collection
                Account
          (4)  (a)  Investment Earnings - Collection Account                                  40,313
                                                                                         -----------
               (b)  Investment Earnings - Transfer From Prefunding Account                       246
                                                                                         -----------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account              16
                                                                                         -----------
          (5)  Collection of Supplemental Servicing Fees
               (a)  Extension Fees                                                             5,198
                                                                                         -----------
               (b)  Repo and Recovery Fees Advanced                                           34,416
                                                                                         -----------
               (c)  Other Fees                                                                35,460
                                                                                         -----------
          (6)  Monthly Capitalized Interest Amount                                                 0
                                                                                         -----------
          (7)  Mandatory Prepayment Amount
                                                                                         -----------
          Total Available Funds                                                                          13,292,049
                                                                                                       ------------
     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                       767,295
                                                                                         -----------
               (b)  Repo and Recovery Fees                                                    34,416
                                                                                         -----------
               (c)  Bank Service Charges                                                      13,910
                                                                                         -----------
               (d)  Other Fees                                                                35,460
                                                                                         -----------
          (2)  Agent fees                                                                      2,566
                                                                                         -----------
          (3)  Refunds of Overpayments paid by AFS                                             9,436
                                                                                         -----------
          (4)  Noteholders' Interest Distributable Amount
               (a)  Class A - 1                                                              362,672
                                                                                         -----------
               (b)  Class A - 2                                                              994,799
                                                                                         -----------
               (c)  Class A - 3                                                              627,200
                                                                                         -----------
          (5)  Noteholders' Principal Distributable Amount
               (a)  Class A - 1                                                            6,974,866
                                                                                         -----------
               (b)  Class A - 2                                                                    0
                                                                                         -----------
               (c)  Class A - 3                                                                    0
                                                                                         -----------
          (6)  Security Insurer Premiums                                                     146,921
                                                                                         -----------
          Total distributions                                                                             9,969,541
                                                                                                       ------------
     C.   Excess Available Funds (or Deficiency Claim Amount)                                             3,322,508
                                                                                                       ------------
     D.   Noteholders' Accelerated Principal Amount                                                      (3,322,508)
                                                                                                       ------------
     E.   Deposit to Spread Account                                                                              $0
                                                                                                       ------------
                                                                                                       ------------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds  (VI.C.)                                                                 $3,322,508
                                                                                                        ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                                       396,774,742
                                                                                                        ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                       363,256,050
                                                                                                        ------------
     D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                                       33,518,692
                                                                                                        ------------
     E.   End of Period Class A-1 Note Balance (before accel. payments)                                   68,774,742
                                                                                                        ------------
     F.   Greater of D. or E.                                                                             68,774,742
                                                                                                        ------------
     G.   Accelerated Principal Amount (lesser of  A. or F.)                                                             $3,322,508
                                                                                                                        -----------
VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                                    $396,774,742
                                                                                                        ------------
     B.   Required Pro Forma Security Balance                                                            363,256,050
                                                                                                        ------------
     C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                                       33,518,692
                                                                                                        ------------
     D.   End of Period Class A-1 Note Balance (before accel. payments)                                   68,774,742
                                                                                                        ------------
     E.   Greater of C. or D.                                                                             68,774,742
                                                                                                        ------------
     F.   Excess Available Funds (VI.C.)                                                                   3,322,508
                                                                                                        ------------
     G.   Investment Earnings on Collection Account                                                           40,313
                                                                                                        ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                              $65,492,547
                                                                                                                        -----------

IX.  RECONCILIATION OF SPREAD ACCOUNT:


     A.   Beginning of period Spread Account balance                                                                    $12,750,000
                                                                                                                        -----------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                                          0
                                                                                                        ------------
          (2)  Investment Earnings                                                                            61,480
                                                                                                        ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                                0
                                                                                                        ------------

          Total Additions                                                                                                    61,480
                                                                                                                        -----------
     C.   Less Deficiency Claim Amount
                                                                                                                        -----------
     D.   Spread Account balance available for withdrawals                                                               12,811,480
                                                                                                                        -----------
     E.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                             $9,749,989
                                                                                                        ------------
          (2)  Subsequent Spread Account Deposits                                                          3,000,011
                                                                                                        ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 12,750,000
                                                                                                        ------------
          (4)  $100,000                                                                                      100,000
                                                                                                        ------------
          (5)  2% of Original Pool Balance (total deliveries)                                              8,500,000
                                                                                                        ------------
          (6)  End of period Note Balance (before accel. principal shortfall calc)                       393,452,234
                                                                                                        ------------
          (7)  Lesser of (5) or (6)                                                                        8,500,000
                                                                                                        ------------
          (8)  Floor Amount Greater of (4) or (7)                                                          8,500,000
                                                                                                        ------------
          (9)  Aggregate Principal Balance                                                               403,617,833
                                                                                                        ------------
          (10) End of period Note Balance (before accel. principal shortfall calc)                       393,452,234
                                                                                                        ------------
          (11) Line (9) less line (10)                                                                    10,165,599
                                                                                                        ------------
          (12) OC level (11)/(9)                                                                               2.52%
                                                                                                        ------------
          (13) 13% less OC level, if OC level is greater than 10%                                               n/a
                                                                                                        ------------
          (14) If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                 Aggregate Principal Balance                                                                    n/a
                                                                                                        ------------
          (15) If OC level is less than 10%, 3% of Original Pool Balance
                 (total deliveries)                                                                      12,750,000
                                                                                                        ------------
          (16) 15% of end of period Aggregate Principal Balance if Trigger Date                                 n/a
                                                                                                        ------------

          Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16)
            as applicable)                                                                                               12,750,000
                                                                                                                        -----------
     F.   Withdrawals from Spread Account
          (1)  Priority Second through Third
                                                                                                        ------------
          (2)  Priority Fourth - Accelerated Payment Amount Shortfall                     65,492,547
                                                                                         -----------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                          61,480
                                                                                                        ------------
          (3)  Priority Fifth through Sixth
                                                                                                        ------------
          (4)  Priority Seventh - to Servicer
                                                                                                        ------------

          Total withdrawals                                                                                                  61,480
                                                                                                                        -----------
     G.   End of period Spread Account balance                                                                          $12,750,000
                                                                                                                        -----------

                                                                 3

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                          33,869
                                                                                                                        -----------
     B.   Number of Subsequent Receivables Purchased                                                                              0
                                                                                                                        -----------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                                           109
                                                                                                                        -----------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                        -----------
     E.   Number of Receivables paid off during period                                                                          193
                                                                                                                        -----------
     F.   End of period number of Receivables                                                                                33,567
                                                                                                                        -----------
                                                                                                                        -----------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                            19.20%
                                                                                                                        -----------
     B.   Weighted Average Remaining Term of the Receivables                                                                 52.18
                                                                                                                        -----------
     C.   Average Receivable Balance                                                                                        $12,024
                                                                                                                        -----------
     D.   Aggregate Realized Losses                                                                                      $1,542,746
                                                                                                                        -----------



By:
          -------------------------------------
Name:     Preston A. Miller
Title:    Senior Vice President and Treasurer
Date:     June 1, 1998

               AmeriCredit Automobile Receivables Trust 1998-A
                     Class A-1 5.560% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 5.880% Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:     05/01/98
Monthly Period Ending:        05/31/98


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1     Class A-2      Class A-3        TOTAL
                                                            ---------     ---------      ---------        -----
     A.   Preliminary End of period Note Balance           $65,390,754   $200,000,000   $128,000,000   $393,390,754
                                                           --------------------------------------------------------

     B.   Deficiency Claim Amount                                    0              0              0              0
                                                           --------------------------------------------------------

     C.   End of period Note Balance                       $65,390,754   $200,000,000   $128,000,000   $393,390,754
                                                           --------------------------------------------------------
                                                           --------------------------------------------------------

     D.   Note Pool Factors                                 67.413148%    100.000000%    100.000000%     92.562530%
                                                           --------------------------------------------------------
                                                           --------------------------------------------------------


II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                              $12,750,000
                                                                                                        -----------

     B.   Priority First - Deficiency Claim Amount from preliminary certificate                                   0
                                                                                                        -----------

     C.   End of period Spread Account balance                                                          $12,750,000
                                                                                                        -----------

X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 60 days
                 at end of period                                                       $  6,127,572
                                                                                        ------------

          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 60
                 days at end of period
                                                                                        ------------
          (3)  Beginning of period Principal Balance                                     410,592,699
                                                                                        ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                       1.49%
                                                                                                        -----------
          (5)  Previous Monthly Period Delinquency Ratio                                                      0.69%
                                                                                                        -----------
          (6)  Second previous Monthly Period Delinquency Ratio                                               0.19%
                                                                                                        -----------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                 0.79%
                                                                                                        -----------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                              yes
                                                                                                        -----------


                                       1

     B.   Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                    $3,810,255
                                                                                        ------------
          (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                   6,666,597
                                                                                        ------------
          (3)  Original Pool Balance                                                     424,999,989
                                                                                        ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                     1.57%
                                                                                                        -----------
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 8.74%.)                                                  yes
                                                                                                        -----------

     C.   Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                  $1,302,288
                                                                                        ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                        ------------
          (3)  Cram Down Losses occurring during period
                                                                                        ------------
          (4)  Liquidation Proceeds collected during period                                 (561,869)
                                                                                        ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                      740,419
                                                                                        ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                   847,947
                                                                                        ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                        1,378,537
                                                                                        ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the
                 Closing Date                                                            425,000,000
                                                                                        ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                               0.70%
                                                                                                        -----------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 5.00%.)                                                 yes
                                                                                                        -----------


     D.   Extension Rate
          (1)  Principal Balance of Receivables extended during current period               689,002
                                                                                        ------------
          (2)  Beginning of Period Aggregate Principal Balance                           410,592,699
                                                                                        ------------
          (3)  Extension Rate (1) divided by (2)                                                              0.17%
                                                                                                        -----------
          (4)  Previous Monthly Extension Rate                                                                0.11%
                                                                                                        -----------
          (5)  Second previous Monthly Extension Rate                                                         0.03%
                                                                                                        -----------
          (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                 0.10%
                                                                                                        -----------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                   yes
                                                                                                        -----------

XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                   #   1,460    $17,188,180          4.19%
                                                                              -------------------------------------
          (2)  61-90 days                                                         306      4,928,788          1.20%
                                                                              -------------------------------------
          (3)  over 90 days                                                        94      1,198,784          0.29%
                                                                              -------------------------------------

     Receivables with Scheduled Payment delinquent
       more than 30 days at end of period                                       1,860    $23,315,752          5.68%
                                                                              -------------------------------------
                                                                              -------------------------------------




By:
          -----------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Senior Vice President and Treasurer
          -----------------------------------
Date:     June 3, 1998
          ------------



                                       2